SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

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[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           Advanced Photonix, Inc.
___________________________________________________________________________
             (Name of Registrant as Specified in Its Charter)
___________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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   ________________________________________________________________________
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   ________________________________________________________________________
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   ________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                    Notice of Annual Meeting of Stockholders
                                   To Be Held
                                 August 19, 1998

To the Stockholders of Advanced Photonix, Inc.:

You are invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Advanced Photonix, Inc. (the "Company"), which will be held at the Westlake Village Inn, 31943 Agoura Road, Westlake Village, California at 10:00 a.m., Pacific time, on August 19, 1998, to consider the following matters:

(1) The election of four Directors to hold office until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The persons nominated by the Board of Directors (Robert G. Allison, Hayden Leason, Harry Melkonian and Jon B. Victor) are described in the accompanying Proxy Statement.

 (2) The transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on June 26, 1998 as the record date for the Annual Meeting. Only stockholders of record of the Company's Common Stock at the close of business on June 26, 1998 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy.

The accompanying form of proxy is solicited by the Board of Directors of the Company. Reference is made to the attached Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

A complete list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting, at the Company's principal office, 1240 Avenida Acaso, Camarillo, CA 93012.

Stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please complete, date and sign the accompanying proxy card and return it without delay in the enclosed postage prepaid envelope. Your proxy will not be used if you are present and prefer to vote in person or if you revoke the proxy.

                                By Order of the Board of Directors

                                /s/ P. J. Holmes

                                Patrick J. Holmes
July 24, 1998                   Secretary

                                 Proxy Statement

                         Annual Meeting of Stockholders

                                 August 19, 1998

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Advanced Photonix, Inc., a Delaware corporation (the "Company"), for use at the 1998 Annual Meeting of Stockholders of the Company and for any adjournments or postponements thereof (the "Annual Meeting") to be held at the Westlake Village Inn, 31943 Agoura Road, Westlake Village, California, at 10:00 a.m., Pacific time, on August 19, 1998, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A Board of Directors' proxy (the "Proxy") for the Annual Meeting is enclosed, by means of which you may vote as to the proposal described in this Proxy Statement.

All Proxies that are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder's instructions contained in such Proxy. In the absence of instructions, shares represented by such Proxy will be voted FOR the election of the nominees of the Board of Directors for Director. The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in the Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters in accordance with their best judgment. A stockholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its offices at 1240 Avenida Acaso, Camarillo, CA 93012, either a written notice of revocation or a duly executed Proxy bearing a later date, or by appearing in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

This  Proxy  Statement  and  the  accompanying   Notice  of  Annual  Meeting  of
Stockholders, Proxy and 1998 Annual Report to Stockholders are being sent to stockholders on or about July 24, 1998.

                                VOTING SECURITIES

June 26, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of that date, the Company had outstanding 10,914,395 shares of Class A and Class B Common Stock, $.01 par value. The presence, in person or by proxy, of stockholders entitled to cast a majority of votes which stockholders are entitled to cast in the election of Directors will constitute a quorum for the Annual Meeting. Holders of Class A and Class B Common Stock are entitled to one vote for each share owned upon all matters to be considered at the Annual Meeting. Proxies marked "Abstain" are included in determining a quorum, but broker proxies which have not voted in the election of Directors are not included in determining a quorum for such matter. There is no cumulative voting in the election of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 30, 1998, certain information concerning the holdings of each person who was known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Class A or Class B Common Stock of the Company, by each director and executive officers and by all directors and officers as a group. The outstanding Class B Common Stock represents only 0.7% of the total outstanding shares.


                                            Class A Common Stock
                           -------------------------------------------
                            Shares       Shares Under       Percent
                             Owned       Exercisable        Voting(2)
                                        Options/Warrants(1)
                           -------------------------------------------
Hayden Leason(3)            2,304,100        30,000           21.3

The Townsend Group            874,100          -               8.0

Advanced Detectors,            -            750,000            6.4
Inc.(4)

J. Morton Davis(5)            656,045          -               6.0

James A. Gordon(6)            593,640        38,000            5.8

Edgewater Private
Equity Fund(7)                593,640        38,000            5.8

Robert G. Allison(8)          593,640        38,000            5.8

Jon Victor(9)                 237,400        30,000            2.4

Patrick J. Holmes              62,600       108,000            1.5

Harry Melkonian                10,000       116,000            1.2

Directors & Officers as     3,207,740       322,000           31.3
a Group


1 Includes shares under options exercisable on June 30, 1998 and options which become exercisable within 60 days thereafter.

2 Represents combined voting power of both Class A and Class B Common Stock, assuming beneficial owner exercises all exercisable options and warrants. None of the named beneficial owners owned Class B Common Stock and there are no Class B derivatives outstanding

3 The address of this shareholder is Palmas Del Mar, 10 Monte Sol, Humacao, Puerto Rico 00791.

4 Formerly Xsirius, Inc., the last known address of this beneficial owner was 1220 Avenida Acaso, Camarillo, CA 93012.

5 The address of this shareholder is D.H. Blair Inc., 44 Wall Street, New York, NY 10005. Includes 617,760 shares owned by D.H. Blair Investment Banking Corporation and 38,285 shares owned by Parliament Hill Corporation.

6 The address of this shareholder is c/o Edgewater Private Equity Fund, 666 Grand Avenue, Suite 200, Des Moines, IA 50309. Includes 593,640 shares owned by Edgewater Private Equity Fund, L.P. ("Edgewater") (see footnote
     7). Mr. Gordon is the President of Gordon Management, Inc. which is the general partner of Edgewater. Also includes 5,000 options granted to Mr. Allison (see footnote 8). Mr. Gordon disclaims beneficial ownership of the shares owned by Edgewater and Mr. Allison.

7 The address of this shareholder is c/o Edgewater Private Equity Fund, 666 Grand Avenue, Suite 200, Des Moines, IA 50309. Includes 33,000 options granted to Mr. Gordon (see footnote 6) and 5,000 options granted to Mr. Allison (see footnote 8).

8    The address of this shareholder is c/o Allison Venture Partners,  Inc., 103
     N. Point Drive, Lake Forest, CA 92630. Includes 593,640 shares owned by Edgewater (see footnote 7) and 33,000 options granted to Mr. Gordon (see footnote 6). Mr. Allison is a partner in Edgewater. Mr. Allison disclaims beneficial ownership of the shares held by Edgewater and the options owned by Mr. Gordon.

9 The address of this shareholder is c/o Greenwich Ventures, LLC, 3463 State Street, Santa Barbara, CA 93105.

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively the "Reporting Persons") to file reports of beneficial ownership and changes in beneficial ownership of the Company's equity securities with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based solely on its review of the copies of the forms received by it, the Company believes that all of its officers and directors complied with all filing requirements applicable to them, except with respect to the late filing of Form 5's to report January 21, 1998 option grants for 10,000 shares each of the Company's Class A Common Stock by James B. Gordon, Hayden Leason and Jon B. Victor, which Form 5's were filed in May 1998 (approximately one to two weeks late); the late filing of a Form 5 by Harry Melkonian to report a January 14, 1997 option grant for 140,000 shares of the Company's Class A Common Stock, which Form 5 was filed in May 1998; the late filing of a Form 5 by Patrick J. Holmes to report a January 14, 1997 option grant for 70,000 shares of the Company's Class A Common Stock, which Form 5 was filed in May 1998.

ELECTION OF DIRECTORS

A Board of four Directors of the Company is to be elected at the Annual Meeting, each to serve, subject to the provisions of the Company's by-laws, until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified. It is management's recommendation that the accompanying form of Proxy be voted FOR the election as Directors of the four persons named below, all of whom are currently Directors of the Company. The Board of Directors believes that the nominees named below are willing to serve as Directors. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors. The Board of Directors does not have a nominating committee. Mr. James A. Gordon, a Director of the Company, has determined not to stand for reelection. After this election, three vacancies will exist on the Board that are not intended to be filled at this time.

The following persons are nominees for election as Directors:

Name                       Age      Position
-------------------        ----     -------------------------------------------
Harry Melkonian            48       Chairman of the Board of Directors,
                                    President and Chief Executive Officer

Robert G. Allison          41       Director

Hayden Leason              67       Director

Jon B. Victor              45       Director

Set forth  below is certain  information  relating  to the other  officer of the
Company:

Name                       Age      Position
-------------------        ----     -------------------------------------------
Patrick J. Holmes          52       Executive Vice President, Chief Financial
                                    Officer, Corporate Secretary and Treasurer

Harry Melkonian, Chairman of the Board, President & Chief Executive Officer
----------------------------------------------------------------------------
Mr. Melkonian joined the Company in June 1992. He has been President since November 1996, was elected Chief Executive Officer in October 1997 and Chairman of the Board in April 1998. He served as General Manager of the Company's PIN photodiode business from 1993 until November 1996. From 1989 until joining the Company, Mr. Melkonian operated Melkonian Associates, a consulting firm that assisted the Company in the acquisition of its subsidiary, Silicon Detector Corporation. From 1987 until 1989, he was Director of Operations at Simulaser Corporation; and for six years previously, he held various operations level positions at Sensor Technology, Inc. Mr. Melkonian holds a Bachelor of Science degree in Business Administration from Northeastern University.

Robert G. Allison, Director
---------------------------
Mr. Allison became a director in January 1998. He previously served as a director from October 1996 to June 1997. Mr. Allison is the Managing Partner of Allison Venture Partners, Inc., a private capital and consulting firm serving the technology market. Mr. Allison is a partner of Edgewater Private Equity Fund, LP and Edgewater Private Equity Fund II, LP, limited partnerships formed for investment purposes. Prior to forming Allison Venture Partners, Mr. Allison served as the Executive Vice President, Chief Operating Officer and Director of Aurora Electronics Group, Inc. (AUR-AMEX). Mr. Allison served as Vice President, Semiconductor Marketing and Assets at Arrow Electronics, Inc. (NASDQ-ARW) and was the founder, President and CEO of Insight Electronics, Inc., a specialized semiconductor distributor which was acquired by MEMEC Group, PLC.

Hayden Leason, Director
-----------------------
Mr. Leason became a director of the Company in July 1995. He served as Chairman of the Board from October 1996 until October 1997 and as Chief Executive Officer from November 1996 until October 1997. In 1965 Mr. Leason founded Filtertek Inc., a designer and manufacturer of specialty filtration elements, which subsequently became a New York Stock Exchange listed company. He served as Chairman and Chief Executive Officer until 1992 when he sold his interest to Schawk Inc. Since 1992, Mr. Leason has managed various private investments. Mr. Leason is a 1954 graduate of Northwestern University where he received his Bachelor of Science degree in Business Administration.

Jon B. Victor, Director
-----------------------
Mr. Victor became a director of the Company in June 1995. He served as Chairman of the Board from October 1997 until April 1998. Mr. Victor is the Manager of Greenwich Ventures, LLC, which is the general partner of Greenwich Ventures, LP and Vantage Ventures, CV, investment partnerships which he organized in 1996. He began his career in the equity research and trust departments of the Bank of New York. From 1978 through 1982 he worked for J. & W. Seligman & Co., where he was responsible for offshore advisory relationships, and was President of the firm's broker/dealer subsidiary. Mr. Victor founded Security Capital Management, Inc., an investment advisory firm, in 1983, and served as its President or Co-President until 1996. In 1992, Mr. Victor co-founded Gordon Management, Inc., the general partner of Edgewater Private Equity Fund, LP, and Edgewater Private Equity Fund II, LP. Mr. Victor is a 1973 magna cum laude graduate of Washington University and a 1977 graduate of the George Washington University School of Law where he earned his J.D. cum laude and completed his M.B.A. course work. Mr. Victor serves on the Board of Directors of several private investment firms and acts as an independent arbitrator for the National Futures Association.

Patrick J. Holmes, Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer Mr. Holmes joined the Company in August 1993 and was named Executive Vice President in November 1996. From 1989 until joining the Company, Mr. Holmes was a Division Controller for Textron, Inc. From 1985 until 1989, he was Chief Accountant and Financial Operations Manager for two start-up companies of Lockheed Corporation in Sunnyvale, CA. Previously, Mr. Holmes held senior financial posts with General Dynamics and Datapoint Corporation. Mr. Holmes, who is a Certified Public Accountant, received his degree in accounting, magna cum laude, from the University of Missouri in St. Louis and is a past recipient of the Missouri Society of CPAs Silver Medal.

Directors serve annual terms until the next annual meeting of stockholders and until their successors are elected and qualified. Officers serve at the pleasure of the Board of Directors.

Meetings and Committees of the Board of Directors
The Board of Directors held four meetings during the fiscal year ended March 29, 1998 and acted by unanimous consent on one occasion. The Board of Directors has the following standing committees: Audit Committee and Compensation Committee.

The Audit Committee reviews the accounting principles, the controls and scope of the audit practices of the

Company, and makes reports and recommendations to the Board of Directors on those matters and with respect to the independent auditor. It met two times in fiscal 1998. The members of the Audit Committee are Mr. Allison, Chairman, Mr. Leason and Mr. Victor.

The Compensation Committee was established to evaluate both Directors and management compensation plans as well as the Company's stock option and incentive plans. It met one time in fiscal 1998 and acted by unanimous written consent on two occasions. The members of the Compensation Committee are Mr. Allison, Chairman, Mr. Leason and Mr. Victor.

Compensation of Directors
Prior to October 1995, each director who is not an employee of the Company or an affiliate received an annual fee of $10,000, payable in quarterly increments, and a fee of $1,000 for each meeting attended. Each of the directors who is not an employee of the Company is eligible for grants of stock options upon their appointment to the Board of Directors under the 1991 Special Directors Stock Option Plan and on an annual basis so long as they remain on the Board. Directors who are also officers of the Company or its affiliates do not receive cash compensation in consideration for their services as directors. All directors, however, including employee directors, are reimbursed for reasonable travel expenses incurred in connection with their attending meetings of the Board of Directors and committees. In October 1995, the Board of Directors eliminated the accrual or payment of all fees including all annual fees, meeting fees and any payment for services as the Chairman or Member of any Committee of the Board of Directors except for reasonable travel expenses. In addition, participation in the 1991 Special Directors Stock Option Plan, other than initial grants for new directors, was suspended. In January 1998, the Board reinstated participation in the 1991 Special Directors Stock Option Plan and approved an annual stock option grant in lieu of an annual cash fee. This grant would be the approximate equivalent of $10,000 calculated using the Black-Scholes option pricing model. In that regard, each director was granted an option to purchase 10,000 shares of the Company's Class A Common Stock at the closing price on January 21, 1998.

EXECUTIVE COMPENSATION
The following table sets forth compensation paid or accrued by the Company for services rendered to the Company's Chief Executive Officer and to each of the other executive officers of the Company whose cash compensation exceeded $100,000 for services rendered during the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                    Long Term Compensation
                                                                            ----------------------------------------
                                      Annual Compensation                            Awards                Payouts
                             --------------------------------------         ---------------------------   ----------
                                                       Other Annual        Restricted    Securities          LTIP       All Other
                             Fiscal    Salary   Bonus  Compensation       Stock Awards Underlying Options   Payouts    Compensation
Name and Principal Position   Year      ($)      ($)       ($)                ($)            (#)              ($)          ($)(1)
---------------------------  ------- -------- -------- -------------    --------------  -----------        ---------   -------------
Harry Melkonian,              1998   150,000   40,000       -                  -              -                           4,700
Chairman of the Board,        1997   135,000     -          -                  -           140,000             -          3,900
President and Chief           1996   110,000   15,000       -                  -              -                -          3,300
Executive Officer(2)
---------------------------- ------- -------- -------- -------------    --------------  -----------        ---------   -------------
Hayden Leason                 1998      -        -          -                  -              -                -            -
Chairman of the Board and     1997      -        -          -                  -              -                -            -
Chief Executive Officer(3)    1996      -        -          -                  -              -                -            -
---------------------------- ------- -------- -------- -------------    --------------  -----------        ---------   -------------
Patrick J. Holmes             1998   125,000   15,000       -                  -              -                -          3,900
Executive Vice President,     1997   125,000     -          -                  -            70,000             -          3,300
CFO, Secretary and            1996   125,000   15,000       -                  -              -                -          3,800
Treasurer
---------------------------- ------- -------- -------- -------------    --------------  -----------        ---------   -------------

1 Represents amounts paid by the  Company  on behalf  of the  named  person in connection with the Company's 401(k) Retirement Plan.

2 Mr. Melkonian was elected Chief Executive Office in October 1997, and Chairman of the Board in April 1998.

3 Mr. Leason resigned as Chairman of the Board and Chief Executive Officer in October 1997.  Options granted as part of plans provided to outside directors of the Company have been excluded from the table (10,000 in 1998 and 25,000 in 1996).

                                       6

Employment Agreements

The Company has employment and termination agreements with certain employees, including Messrs. Melkonian and Holmes under which the employees may receive severance pay through the end of the term of the contract or up to twelve months.

Stock Options

Except as described in the Summary Compensation Table, no options were granted to executive officers of the Company during fiscal 1998.

The following tables set forth certain information concerning stock options granted to and exercised by the persons named in the Summary Compensation Table during the last fiscal year and unexercised stock options held by such persons at the end of such fiscal year. No options were exercised during the last fiscal year.



                         Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                                                                                           Value of Unexercised
                                                                  Number of Securities Underlying        In-the-Money Options at
                           Shares Acquired                   Unexercised Options at Fiscal Year End (#)     (Fiscal Year End ($)
Name(1)                     on Exercise (#)  Value Realized          Exercisable/Unexercisable           Exercisable/Unexercisable
----                       ----------------- --------------          -------------------------           -------------------------
Harry Melkonian                    -              -                        88,000/112,000                        -/-
Hayden Leason                      -              -                        25,000/10,000                         -/-
Patrick J. Holmes                  -              -                        74,000/76,000                         -/-
---------------------      ----------------- --------------- --------------------------------------- ------------------------

1    See "Summary Compensation Table" and "Election of Directors" for principal position.

On January 18, 1995 the Board of Directors canceled outstanding options to purchase an aggregate of 365,000 shares of the Company's Class A Common Stock and granted to the holders of such options new options to purchase an equivalent number of shares. These options were the only options of the Company which have been issued coincident with the cancellation of outstanding options or otherwise repriced since the Company's inception through March 29, 1998. The Board of Directors concluded that the subsequent decrease in the market price for the Company's Class A Common Stock below the exercise price for the canceled options was due to factors which were principally not all within the realm of responsibility of the option holders and that the options no longer provided the incentive to such option holders to perform on behalf of the Company in the manner contemplated by the Board when the canceled options were initially granted. On the date of the issuance of the new options and the cancellation of the outstanding options, the closing sale price for the Company's Class A Common Stock as reported on the American Stock Exchange was $1.56. The following table sets forth certain information regarding the aforementioned canceled and new options:


                                               Ten-Year Option Repricings
                                               --------------------------

                                 Number of Securities   Market Price of   Exercise Price at               Length of Original
                                  Underlying Options   Stock at Time of       Time of         New      Option Term Remaining at
                                     Repriced or         Repricing or       Repricing or    Exercise            Date of
Name(1)                Date            Amended (#)         Amendment ($)     Amendment ($)    Price ($)   Repricing or Amendment
----                 ----            -----------         -------------     -------------    ---------   ----------------------

Harry Melkonian      1/18/95           60,000               1.56              3.62            1.56            7 years

Patrick J. Holmes    1/18/95           30,000               1.56              4.87            1.56            9 years
                                       30,000               1.56              4.50            1.56            9 years
------------------------------------------------------------------------------------------------------------------------------------

1    See "Summary Compensation Table" and "Election of Directors" for principal position.

                                       7

RELATIONSHIP WITH INDEPENDENT AUDITORS

Arthur Andersen, independent auditors, audited the Company's financial statements for fiscal years 1996-1998 and has been selected to audit the Company's financial statements for fiscal year 1999. Representatives of Arthur Andersen are expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if they desire to do so.

EXPENSES

The entire cost of preparing, assembling, printing and mailing the Proxy Statement, the enclosed Proxy, Annual Report and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders in 1999 must be received at its principal executive office no later than April 24, 1999.

                                             By Order of the Board of Directors

                                             /s/ P. J. Holmes

Camarillo, California                        Patrick J. Holmes
July 24, 1998                                Secretary



THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 29, 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT EXCLUDING EXHIBITS). SUCH REQUESTS SHOULD BE DIRECTED TO CORPORATE SECRETARY, 1240 AVENIDA ACASO, CAMARILLO, CALIFORNIA 93012.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            ADVANCED PHOTONIX, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 19, 1998

The undersigned hereby constitutes and appoints Hayden Leason and Jon B. Victor or any one of them, as proxies, with full power of substitution, to vote all share of stock of Advanced Photonix, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Westlake Village Inn, 31943 Agoura Road, Westlake Village, California, at 10:00 o'clock A.M., Pacific Time, on August 19, 1998, or at any adjournments or postponements thereof:

(1) Election of Directors

FOR all nominees listed below (except as marked to the contrary below) / /

WITHHOLD AUTHORITY to vote for all nominees listed below / /

Harry Melkonian, Robert G. Allison, Hayden Leason, Jon B. Victor

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the above list.)

(2) To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

                         (PLEASE SIGN ON REVERSE SIDE)
--------------------------------------------------------------------------------
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED, OR IF NO SPECIFICATIONS ARE MADE, WILL BE VOTED BY THE PROXIES FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR, FOR PROPOSAL NO. 2 AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF MEETING AND ANNUAL REPORT FURNISHED HEREWITH.

Dated:___________________,1998

_________________________
Signature of Stockholder


_________________________
Signature of Stockholder

NOTE: When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signer is a corporation, please sign with full corporate name by duly authorized officer or officers and affix the corporate seal. Where stock is issued in the name of two or more prersons, all such persons should sign. Please date, sign and return in the enclosed envelope promptly.